                                                                    EXHIBIT 10.1


                           AMENDMENT NO. 1 dated as of December 14, 2001 to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 among Crown Media Holdings, Inc. (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         The Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

         The Borrower is forming a subsidiary Delaware business trust solely for the purpose of issuing certain common and preferred securities in exchange for debentures of the Borrower and the Borrower is raising $265,000,000 in capital from investors in exchange for the sale of preferred securities and certain certificates sold to such investors.

         The Borrower has requested certain amendments to the Credit Agreement to, among other things, permit it to enter into, and perform its obligations in connection with the above-described transaction, and the Lenders and the Agent have agreed to certain revisions to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

                  (A) The second paragraph of the Introductory Statement to the Credit Agreement shall be amended by (i) deleting the reference to "$300,000,000" appearing therein and replacing it with "$320,000,000" and (ii) deleting the reference to "$200,000,000" appearing therein and replacing it with "$220,000,000".

                  (B) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetic sequence:

                  " 'Amendment No. 1 Effective Date' shall mean the date on which all the conditions set forth in Section 5 of Amendment No. 1 to the Credit Agreement have been satisfied.

                  'Contingent Appreciation Certificate Agreement' shall mean the Contingent Appreciation Certificate Agreement dated as of the Trust Issue Date among the Borrower and the holders party thereto, as the same may be amended from time to time in accordance with the terms hereof.

                  'Contingent Appreciation Certificates' shall mean the certificates issued pursuant to the Contingent Appreciation Certificate Agreement.

                  'Crown Media Trust' shall mean Crown Media Trust, a Delaware business trust formed pursuant to a Declaration of Trust of Crown Media Trust, dated as of December 7, 2001 as amended and restated by an Amended and Restated Declaration of Trust of Crown Media Trust dated as of the Trust Issue Date among William J. Aliber, Mark Thompson and Brian Stewart, as Regular Trustees, Chase Manhattan Bank (USA), N.A., as Delaware Trustee, JPMorgan Chase Bank, as Property Trustee and Crown Media Holdings, Inc., as Sponsor, as the same may be amended from time to time in accordance with the terms hereof (the "Amended and Restated Declaration of Trust").

                  'Payment Blockage Period' shall mean any period during which
         (i) there exists any payment default hereunder with respect to which the applicable grace period, if any, has expired, (ii) any other default exists hereunder for which the Agent has provided a Payment Blockage Notice pursuant to the terms of the Trust Indenture and the Contingent Appreciation Certificate Agreement or (iii) the Agent has declared the Loans to be due and payable pursuant to Article 7 hereof.

                  'Replacement Hallmark Cards Letter of Credit' shall mean the Letter of Credit issued by Credit Suisse First Boston or an Affiliate on behalf of HCC for the benefit of the Borrower in connection with the Replacement HCC Promissory Note.

                  'Replacement HCC Promissory Note' shall mean the Promissory Note dated as of the Trust Issue Date among the Borrower, as borrower, Crown Media International, Inc. and Crown Media United States, LLC, as guarantors, and HCC, as lender.

                  'Subsidiary Trust Documents' shall mean all documents entered into in connection with the Subsidiary Trust Transaction including, but not limited to, the Trust Indenture, the Amended and Restated Declaration of Trust, the Contingent Appreciation Certificate Agreement, the Trust Preferred Securities Guarantee and the Trust Common Securities Guarantee.

                  'Subsidiary Trust Transaction' shall mean the transaction pursuant to which Crown Media Trust will be issuing the Trust Securities to certain investors, the proceeds of which will be used by Crown Media Trust to purchase the Trust Indenture Debentures from the Borrower pursuant to the Trust Indenture and the Borrower will be issuing Contingent Appreciation Certificates to such investors.

                  'Trust Common Securities' shall mean the class of common securities issued by Crown Media Trust in connection with the Subsidiary Trust Transaction.

                  'Trust Common Securities Guarantee' shall mean the Guarantee provided by the Borrower pursuant to the Common Securities Guarantee Agreement dated as of the Trust Issue Date among the Borrower and JPMorgan Chase Bank, as trustee for the benefit of the holders of the Trust Common Securities, as amended from time to time in accordance with the terms hereof.

                  'Trust Indenture' shall mean the Indenture dated the Trust Issue Date, between the Borrower as Issuer and JPMorgan Chase Bank as Indenture Trustee."

                  'Trust Indenture Debentures' shall mean the debentures authenticated and delivered under the Trust Indenture to Crown Media Trust.

                  'Trust Issue Date' shall mean the Issue Date as defined in the Trust Indenture.

                  'Trust Preferred Securities' shall mean the class of preferred securities issued by Crown Media Trust in connection with the Subsidiary Trust Transaction.

                  'Trust Preferred Securities Guarantee' shall mean the Guarantee provided by the Borrower pursuant to the Preferred Securities Guarantee Agreement dated as of the Trust Issue Date among the Borrower and JPMorgan Chase Bank, as trustee for the benefit of the holders of the Trust Preferred Securities, as amended from time to time in accordance with the terms hereof.

                  'Trust Securities' shall mean the Trust Preferred Securities and the Trust Common Securities."

                  (C) The definition of "GAAP" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

                  "Notwithstanding the foregoing, GAAP as it is applied to the Subsidiary Trust Transaction shall not be modified for any reason and shall be applied consistent with its application at the time of the closing of the Subsidiary Trust Transaction."

                  (D) The definition of "Guarantors" appearing in Article 1 of the Credit Agreement is hereby amended by adding the words ", Crown Media Trust" after the words "Kermit (L) Ltd." appearing in the parenthesis therein.

                  (E) The definition of "Change in Control" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following clauses (c) and (d) to the end thereof:

                  "(c) individuals who on the Issue Date (as defined in the Trust Indenture) constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of at least 66-2/3% of the Board of Directors then still in office who were either directors on Issue Date (as defined in the Trust Indenture) or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors still in office or (d) the consummation by the Borrower of any transaction that would constitute a "Rule 13e-3 transaction" as defined in the Exchange Act."

                  (F) The definition of "Restricted Payments" is hereby amended by adding the following clause (vi) at the end thereof:

                  "(vi) payments by the Borrower made in connection with the Subsidiary Trust Documents (other than fees or other expenses subject to Section 14.01(a), (b) and (c) of the Trust Indenture) including but not limited to (x) all payments of principal, interest and other amounts on or with respect to the Trust Indenture Debentures, the Trust Securities, any Contingent Appreciation Certificates, the Trust Securities Guarantee, or any other instrument issued or document entered into in connection therewith and (y) any fees and expenses payable in connection thereto."

                  (G) The definition of "Subsidiary" is hereby amended by adding the following to the end thereof:

                  ", and Crown Media Trust shall not be considered a "Subsidiary" for any purpose hereof."

                  (H) Section 3.23 of the Credit Agreement is hereby amended by adding the phrase "except the Contingent Appreciation Certificates" at the end of clause (d) thereof.

                  (I) Section 5.1 of the Credit Agreement is hereby amended by adding the following clause (l) at the end thereof:

                  "(l) Deliver to the Agent, or otherwise ensure that the Agent receives, a copy of (i) any notice provided by the Borrower in connection with the Subsidiary Trust Transaction contemporaneously with the delivery of such notices in accordance with the provisions of the Subsidiary Trust Documents, (ii) all notices received by the Borrower pursuant to the Subsidiary Trust Documents, promptly upon receipt thereof, (iii) a current list of the names and record addresses of all holders of the Trust Preferred Securities and (iv) any proposed amendment of the Subsidiary Trust Documents."

                  (J) Section 6.1 of the Credit Agreement is hereby amended by adding the following clauses (x) and (xi) at the end thereof:

                  "(x) Indebtedness of the Borrower arising from the issuance of the Trust Indenture Debentures and the Contingent Appreciation Certificates; and

                  (xi) Indebtedness of the Borrower to HCC under the Replacement HCC Promissory Note."

                  (K) Section 6.3 of the Credit Agreement is hereby amended by adding the following clause (v) at the end thereof:

                  "(v) the Trust Preferred Securities Guarantee and the Trust Common Securities Guarantee."

                  (L) Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (vii) at the end thereof:

                  "(vii) Investments by the Borrower in Crown Media Trust represented by the Trust Common Securities in an amount not to exceed $8,196,000."

                  (M) Section 6.5 of the Credit Agreement is hereby amended by deleting subclauses (x) and (y) appearing in clause (vii) thereof and replacing the same with the following:

                  "(vii) payments by the Borrower to HCC of a commitment fee of 1.5% of the commitment under the Replacement HCC Promissory Note in the form of shares of common stock of the Borrower."

                  (N) Section 6.5 of the Credit Agreement is hereby amended by adding the following clause (ix) at the end thereof:

                  "(ix) scheduled payments of interest on the Trust Indenture Debentures; provided, however, that no such payments may be made during any Payment Blockage Period."

                  (O) Section 6.12 of the Credit Agreement is hereby amended by
(i) deleting the words "HCC Promissory Note" appearing therein and inserting in lieu thereof the words "Replacement HCC Promissory Note", (ii) deleting the words "Hallmark Cards Letter of Credit" appearing therein and inserting in lieu thereof the words "Replacement Hallmark Cards Letter of Credit" and (iii) adding the following sentence at the end thereof:

                  "In addition, no Credit Party shall be entitled to amend, alter, modify, waive or consent to any amendment, alteration, modification or waiver to any of the Subsidiary Trust Documents if such amendment, alteration, modification or waiver materially and adversely changes any material term thereof or is reasonably likely to materially and adversely affect the interests of the Lenders."

                  (P) Section 6.23 of the Credit Agreement is hereby amended by deleting the chart in clause (ii) in its entirety and replacing the same with the following:

       "FISCAL QUARTER/YEAR ENDING                      AMOUNT
       ---------------------------                      ------
            December 31, 2001                        - 56,000,000
             March 31, 2002                          - 42,000,000
              June 30, 2002                          - 43,000,000
           September 30, 2002                        - 43,000,000
            December 31, 2002                        - 38,000,000
             March 31, 2003                          - 15,000,000
              June 30, 2003                          - 15,000,000
           September 30, 2003                        - 14,000,000
            December 31, 2003                        - 14,000,000
            December 31, 2004                          66,000,000
            December 31, 2005                         129,000,000
            December 31, 2006                         142,000,000"

                  (Q) Section 6.25 of the Credit Agreement is hereby amended in its entirety by replacing the same with the following:

                  "Net Worth. Permit Net Worth to be less than the sum of (x) the base amount for each fiscal quarter set forth in the table below, plus (y) the sum of the Consolidated Net Income of the Borrower (subsequent to the Amendment No. 1 Effective Date) during which the Borrower achieves positive Consolidated Net Income, plus (z) 50% of net equity invested in the Borrower after the Amendment No. 1 Effective Date.

          FISCAL QUARTER ENDING                       BASE AMOUNT
          ---------------------                       -----------
            December 31, 2001                         775,000,000
             March 31, 2002                           731,000,000
              June 30, 2002                           688,000,000
           September 30, 2002                         645,000,000
            December 31, 2002                         602,000,000
             March 31, 2003                           578,000,000
              June 30, 2003                           553,000,000
           September 30, 2003                         529,000,000
            December 31, 2003                         505,000,000
               Thereafter                             505,000,000"

                  (R) Article 7 of the Credit Agreement is hereby amended by adding the following clauses (q), (r) and (s) at the end thereof:

                  "(q) an Event of Default (as defined in the Trust Indenture) shall have occurred under the Trust Indenture;

                  (r) an Event of Default (as defined in the Trust Preferred Securities Guarantee) shall have occurred under the Trust Preferred Securities Guarantee; or

                  (s) any Restricted Payments not permitted by Section 6.5(ix) hereof become due and payable in connection with the Subsidiary Trust Transaction, including but not limited to, as a result of (x) an Optional Redemption, a Special Event Redemption, a Change of Control Redemption or a Change of Control Offer as all such terms are defined in, and pursuant to the terms of, Sections 3.01 and 3.02 of the Trust Indenture, (y) a voluntary or involuntary liquidation, winding up or termination of Crown Media Trust or (z) an Event of Default (as defined in the Trust Indenture) under the Trust Indenture; provided however, that any such payments made (A) after the expiry of any Payment Blockage Period for which no new Payment Blockage Period has begun and (B) in connection with a distribution of Trust Indenture Debentures to holders of the Trust Securities pursuant to Section 8.01(v) of the Amended and Restated Declaration of Trust shall not constitute an Event of Default hereunder."

                  (S) Section 12.1(b) of the Credit Agreement is hereby amended by adding the following clauses (x) and (xi) at the end thereof:

                  "(x) to provide a Payment Blockage Notice to the Borrower pursuant to the terms of the Trust Indenture and the Contingent Appreciation Certificate Agreement in order to effectuate the subordination provisions appearing therein, and

                  (xi) to amend the provisions of the Limited Guarantee and the Hallmark Cards Subordination and Support Agreement in connection with the issuance of the Replacement HCC Promissory Note."

                  (T) As of the Commitment Increase Effective Date (as defined in Section 6 below), Schedule 1 (Schedule of Commitments) to the Credit Agreement is hereby amended in its entirety by a new Schedule 1 as set forth as Appendix A hereto.

         Section 3. Consent. The Borrower has requested that the Agent and the Lenders consent to a waiver of compliance with (i) Section 6.5(vii) to allow the Borrower to use an additional $40,000,000 in Net Cash Proceeds in excess of the amount permitted thereunder to pay down intercompany Indebtedness; (ii) Section
6.5 to allow the Borrower to transfer to Hallmark India Private Limited ("HIPL") the funds necessary for HIPL to pay in full the principal and accrued interest on HIPL's overdraft/working capital loan facility with The Chase Manhattan Bank;
(iii) Section 6.6 to allow (x) HIPL to dispose of decoding equipment with a fair market value of approximately $200,000, and (y) Crown Media US to sell its wholly-owned Subsidiary, Odyssey Productions Limited, to National Interfaith Cable Coalition ("NICC") pursuant to a stock purchase agreement between Crown Media US and NICC dated as of August 4, 2001, on terms and conditions described in memo to be provided by Agent.

         Section 4. Increase in Commitments. As of the Commitment Increase Effective Date (as defined in Section 6 below), the Total Commitment shall be increased by $35,000,000 by the addition of WestLB Bank ("WestLB") as a party to the Credit Agreement, with a Term Loan Commitment of $10,937,500 and a Revolving Credit Commitment of $24,062,500. On or prior to the Commitment Increase Effective Date, WestLB shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assumption Agreement in the form of Appendix B hereto. Upon such execution, delivery, acceptance and recording, from and after the Commitment Increase Effective Date, WestLB shall be a party to the Credit Agreement and shall have all the rights and obligations of a Lender thereunder.

         Section 5. Conditions to Effectiveness. The effectiveness of this Amendment (other than the increase in the Total Commitment) is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 5 (the date on which all such conditions have been satisfied being herein call the "Effective Date"):

                  (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and the Required Lenders;

                  (B) the Agent shall have received and be satisfied with final versions of all documentation to be executed in connection with the Subsidiary Trust Transaction; and

                  (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

         Section 6. Conditions to Effectiveness of the Commitments. The effectiveness of Section 4 of this Amendment shall be subject to the satisfaction in full of each of the conditions precedent set forth in this
Section 6 (the date on which all such conditions have been satisfied being herein called the "Commitment Increase Effective Date"):

                  (A) on or before January 7, 2002, the Agent shall have received an Assumption Agreement (in form of Appendix B hereto), duly executed by WestLB; and

                  (B) on or before January 7, 2002, the Agent shall have received a new Revolving Credit Note and Term Note executed by the Borrower for WestLB in the face amount of $24,062,500 and $10,937,500, respectively.

         Section 7. Representations and Warranties. Each Credit Party represents and warrants that:

                  (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 8. Fees. In consideration for the Lenders and the Agent entering into the Amendment, on the Covenant Effective Date, the Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Amendment prior to the consummation of the Subsidiary Trust Transaction a fee equal to 0.025% of the aggregate Commitment of each Lender under the Credit Agreement.

         Section 9. Covenants of the Borrower. The Borrower hereby covenants that (i) it shall use the proceeds of the Subsidiary Trust Transaction as set forth in Schedule 2.3 of the Securities Purchase Agreement dated as of the Trust Issue Date among the Borrower, Crown Media Trust and the Investors set forth therein, (ii) it shall promptly following execution of all documentation executed in connection with the Subsidiary Trust Transaction, deliver execution copies thereof certified by and officer of the Borrower and (iii) it shall pay the Agent the fees set forth in Section 8 hereof on January 7, 2002.

         Section 10. Consummation of Subsidiary Trust Transaction. In the event that the Subsidiary Trust Transaction has not been consummated by December 31, 2001, Section 2 and clause (i) of Section 3 of this Amendment shall be deemed to be void ab initio and shall be of no further force or effect.

         Section 11. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 12. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

         Section 13. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 14. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 15. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 16. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 17. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

                  IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                BORROWER:

                                CROWN MEDIA HOLDINGS, INC.



                                By /s/ William J. Aliber
                                   --------------------------------------------
                                Name: William J. Aliber
                                Title: Chief Financial Officer

                                GUARANTORS:

                                CROWN MEDIA INTERNATIONAL, INC.
                                CROWN MEDIA INTERNATIONAL (SINGAPORE) INC.
                                CROWN ENTERTAINMENT LIMITED
                                CROWN MEDIA DISTRIBUTION, LLC
                                CROWN MEDIA INTERNATIONAL (HK) LIMITED
                                HEN LLC
                                HEN (L) LTD.
                                HM HOLDINGS OF DELAWARE LLC
                                CROWN MEDIA UNITED STATES LLC
                                HM INTERMEDIARY LLC
                                CITI TEEVEE LLC
                                DOONE CITY PICTURES LLC
                                HALLMARK INDIA PRIVATE LIMITED



                                By /s/ William J. Aliber
                                   --------------------------------------------
                                Name: William J. Aliber
                                Title:


                                LENDERS:

                                JPMORGAN CHASE BANK (f/k/a
                                The Chase Manhattan Bank),
                                individually and as Issuing
                                Bank and Agent



                                By  /s/ Garrett J. Verdone
                                   --------------------------------------------
                                Name: Garrett J. Verdone
                                Title: Senior Vice President

                                BANK OF AMERICA, N. A.



                                By
                                   --------------------------------------------
                                Name:
                                Title:

                                CREDIT SUISSE FIRST BOSTON



                                By /s/ David L. Sawyer
                                   --------------------------------------------
                                Name: David L. Sawyer
                                Title: Vice President

                                By /s/ Bill O'Daly
                                   --------------------------------------------
                                Name: Bill O'Daly
                                Title: Vice President

                                CITICORP USA, INC.



                                By /s/ Robert Park
                                   --------------------------------------------
                                Name: Robert Park
                                Title: MD

                                DEUTSCHE BANK AG NEW YORK BRANCH



                                By
                                   --------------------------------------------
                                Name:
                                Title:

                                ROYAL BANK OF CANADA

                                By /s/ Barbara Meijer
                                Name: Barbara Meijer
                                Title: Managing Director


                                ABN AMRO



                                By
                                   --------------------------------------------
                                Name:
                                Title:

                                BANK ONE, N.A. (Main Office Chicago)



                                By /s/ Suzanne Ergastolo
                                   ---------------------
                                Name: Suzanne Ergastolo
                                Title: Vice President